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                                                                    EXHIBIT 99.5

           Executive Officers and Directors of Stone Group Corporation

Set forth below are the names, titles, citizenship, principal occupations and business addresses of the executive officers and directors of Stone Group
Corporation.
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Name, Title and Citizenship                      Principal Occupation and Business Address

Mr. Zhong Chu                                    Director
Director                                         Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Yongji Duan                                  Chief Executive Officer
Director and Chairman                            Beijing Centergate Technologies Company Limited
People's Republic of China                       Room 604, Tower A
                                                 Beijing Centergate Technology Development
                                                 Building
                                                 Zhongguancun South Avenue 32
                                                 Haidian District
                                                 Beijing
                                                 People's Republic of China

Mr. Wenjun Li                                    Director
Director and Vice-Chairman                       Stone Electronic Technology Limited
People's Republic of China                       27th Floor, K. Wah Centre
                                                 191 Java Road
                                                 North Point
                                                 Hong Kong Special Administrative Region

Ms. Disheng Zhang                                Director
Director                                         Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Ming Chu Ma                                  Director and Vice-Chairman
Director and Vice-Chairman                       Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Guojun Shen                                  Director
Director                                         Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Chang Ping Xu                                Director and President
Director and President                           Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China
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Mr. Xiduo Zhu                                    Director
Director                                         Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Xiaotao Chen                                 Director and President
Director                                         Stone Electronic Technology Limited
People's Republic of China                       27th Floor, K. Wah Centre
                                                 191 Java Road
                                                 North Point
                                                 Hong Kong Special Administrative Region
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